Exhibit 10.3

EXECUTION COPY

U.S. SUBSIDIARY GUARANTY

U.S. SUBSIDIARY GUARANTY, dated as of October 21, 2002, by each of the entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 23 (Additional Subsidiary Guarantors) hereof (each a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”), in favor of (i) the Administrative Agent, each Lender and each Issuer (as defined in the Credit Agreement referred to below), (ii) each of the lenders (collectively, the “Foreign Lenders”) under the Foreign Loans (as defined below), (iii) Citibank, N.A. and Bank of America, N.A., as issuers under the L/C Agreement (as defined below), (iv) Bank of America, N.A., in its capacity as administrative agent (the “Astaris Agent”) under the Astaris Agreement (as defined below) and (v) each other holder of an Obligation (as defined below) (each, a “Guarantied Party” and, collectively, the “Guarantied Parties”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of October 21, 2002 (together with all appendices, exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms defined therein and used herein having the meanings given to them in the Credit Agreement) among FMC CORPORATION (the “Borrower”), the Lenders and Issuers party thereto and Citicorp USA, Inc., as agent for the Lenders and Issuers, the Lenders and Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to the respective terms of (i) each of the Foreign Credit Lines and (ii) Hedging Contracts and cash management or overdraft facilities that are otherwise guaranteed by the Borrower (the “Foreign Facilities” and together with the Foreign Credit Lines, the “Foreign Loans”), each of the Foreign Lenders has agreed to make extensions of credit or other financial accommodations to the applicable Foreign Borrowers upon the terms and subject to the conditions set forth in the documentation with respect to each applicable Foreign Loan (together with all appendices, exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, collectively, the “Foreign Loan Documents”);

WHEREAS, pursuant to the letter of credit agreement dated as of October     , 2002 (together with all appendices, exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “L/C Agreement”), among the Borrower, Citibank, N.A. and Bank of America, N.A. (collectively, the “L/C Issuers”), the L/C Issuers have severally agreed to issue letters of credit for the account of the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to the Guaranty Agreement dated as of September 14, 2000, by the Borrower in favor of Astaris LLC, each of the financial institutions party thereto as lenders (the “Astaris Lenders”) and the Astaris Agent (the “Astaris Agreement” and, together with the Loan Documents, the Foreign Loan Documents and the L/C Agreement, the “Credit Documents”), the Borrower has agreed to make the Astaris Secured Payments for the benefit of the Astaris Lenders and the Astaris Agent;

WHEREAS, each Subsidiary Guarantor is a direct or indirect Subsidiary of the Borrower;

WHEREAS, each Subsidiary Guarantor will receive substantial direct and indirect benefits from the making of the Loans, the issuance of the Letters of Credit, the making of the Astaris Secured

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Payments and the issuance of letters of credit under the L/C Agreement and the granting of the other financial accommodations to the Borrower under the Credit Documents; and

WHEREAS, a condition precedent to the obligation of the Lenders and the Issuers to make their respective extensions of credit to the Borrower under the Credit Agreement is that the Subsidiary Guarantors shall have executed and delivered this U.S. Subsidiary Guaranty (this “Guaranty”) for the benefit of the Guarantied Parties;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 Guaranty

(a) Each Subsidiary Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or any other Credit Document, of all (i) the “Obligations” as defined in the Credit Agreement, (ii) the “Obligations” as defined in the L/C Agreement, (iii) the Astaris Secured Payments and (iv) the “Obligations” as defined in the Parent Guaranty (collectively, the “Guaranteed Obligations”), in each case whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, whether or not enforceable as against the Borrower, whether now or hereafter existing, and whether due or to become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under the Bankruptcy Code, whether or not such interest is an allowed claim in such proceeding), fees and costs of collection. This Guaranty constitutes a guaranty of payment and not of collection.

(b) Each Subsidiary Guarantor further agrees that, if (i) any payment made by Borrower or any other person and applied to the Guaranteed Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or (ii) the proceeds of Collateral are required to be returned by any Guarantied Party to the Borrower, its estate, trustee, receiver or any other party, including any Subsidiary Guarantor, under any bankruptcy law, equitable cause or any other Requirement of Law, then, to the extent of such payment or repayment, any such Subsidiary Guarantor’s liability hereunder (and any Lien or other Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, this Guaranty shall have been cancelled or surrendered (and if any Lien or other Collateral securing such Subsidiary Guarantor’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or other Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Subsidiary Guarantor in respect of the amount of such payment (or any Lien or other Collateral securing such obligation).

Section 2 Limitation of Guaranty

Any term or provision of this Guaranty or any other Credit Document to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations for which any Subsidiary Guarantor shall be liable shall not exceed the maximum amount for which such Subsidiary Guarantor can

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be liable without rendering this Guaranty or any other Credit Document, as it relates to such Subsidiary Guarantor, subject to avoidance under applicable law relating to fraudulent conveyance or fraudulent transfer (including Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law) (collectively, “Fraudulent Transfer Laws”), in each case after giving effect (a) to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under such Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor in respect of intercompany Indebtedness to the Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder) and (b) to the value as assets of such Subsidiary Guarantor (as determined under the applicable provisions of such Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by such Subsidiary Guarantor pursuant to (i) applicable Requirements of Law, (ii) Section 3 (Contribution) of this Guaranty or (iii) any other Contractual Obligations providing for an equitable allocation among such Subsidiary Guarantor and other Subsidiaries or Affiliates of the Borrower of obligations arising under this Guaranty or other guaranties of the Guaranteed Obligations by such parties.

Section 3 Contribution

To the extent that any Subsidiary Guarantor shall be required hereunder to pay a portion of the Guaranteed Obligations exceeding the greater of (a) the amount of the economic benefit actually received by such Subsidiary Guarantor from the Revolving Loans, the Term Loans, the Astaris Secured Payments, the letters of credit issued under the L/C Agreement and the Foreign Loans and (b) the amount such Subsidiary Guarantor would otherwise have paid if such Subsidiary Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrower) in the same proportion as such Subsidiary Guarantor’s net worth at the date enforcement is sought hereunder bears to the aggregate net worth of all the Subsidiary Guarantors at the date enforcement is sought hereunder, then such Subsidiary Guarantor shall be reimbursed by such other Subsidiary Guarantors for the amount of such excess, pro rata, based on the respective net worths of such other Subsidiary Guarantors at the date enforcement hereunder is sought.

Section 4 Authorization; Other Agreements

The Guarantied Parties are hereby authorized, without notice to, or demand upon, any Subsidiary Guarantor, which notice and demand requirements each are expressly waived hereby, and without discharging or otherwise affecting the obligations of any Subsidiary Guarantor hereunder (which obligations shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to do each of the following:

(a) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guaranteed Obligations, or any part of them, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including the other Credit Documents) now or hereafter executed by the Borrower or any Foreign Borrower and delivered to the Guarantied Parties or any of them, including any increase or decrease of principal or the rate of interest thereon;

(b) waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Guaranteed Obligations, or any part thereof, or any other instrument or agreement in respect of the Guaranteed Obligations (including the other Credit Documents) now or hereafter executed by the Borrower or any Foreign Borrower and delivered to the Guarantied Parties or any of them;

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(c) accept partial payments on the Guaranteed Obligations;

(d) receive, take and hold additional security or collateral for the payment of the Guaranteed Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;

(e) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Guaranteed Obligations or any part of them or any other guaranty therefor, in any manner;

(f) add, release or substitute any one or more other guarantors, makers or endorsers of the Guaranteed Obligations or any part of them and otherwise deal with the Borrower, any Foreign Borrower or any other guarantor, maker or endorser;

(g) apply to the Guaranteed Obligations any payment or recovery (x) from the Borrower, from any Foreign Borrower, from any other guarantor, maker or endorser of the Guaranteed Obligations or any part of them or (y) from any Subsidiary Guarantor in such order as provided herein, in each case whether such Guaranteed Obligations are secured or unsecured or guaranteed or not guaranteed by others;

(h) apply to the Guaranteed Obligations any payment or recovery from any Subsidiary Guarantor of the Guaranteed Obligations or any sum realized from security furnished by such Subsidiary Guarantor upon its indebtedness or obligations to the Guarantied Parties or any of them, in each case whether or not such indebtedness or obligations relate to the Guaranteed Obligations; and

(i) refund at any time any payment received by any Guarantied Party in respect of any Guaranteed Obligation, and payment to such Guarantied Party of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered (or any release or termination of any Collateral by virtue thereof), and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any Subsidiary Guarantor hereunder in respect of the amount so refunded (and any Collateral so released or terminated shall be reinstated with respect to such obligations);

even if any right of reimbursement or subrogation or other right or remedy of any Subsidiary Guarantor is extinguished, affected or impaired by any of the foregoing (including any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Guaranteed Obligations that impairs any subrogation, reimbursement or other right of such Subsidiary Guarantor).

Section 5 Guaranty Absolute and Unconditional

Each Subsidiary Guarantor hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following and hereby agrees that its obligations under this Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of any of the following:

(a) the invalidity or unenforceability of any of the Borrower’s or the Foreign Borrowers’ obligations under the Credit Agreement or any other Credit Document or any other agreement or instrument relating thereto, or any security for, or other guaranty of the Guaranteed Obligations or any

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part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any part of them;

(b) the absence of any attempt to collect the Guaranteed Obligations or any part of them from the Borrower or any Foreign Borrower or other action to enforce the same;

(c) failure by any Guarantied Party to take any steps to perfect and maintain any Lien on, or to preserve any rights to, any Collateral;

(d) any Guarantied Party’s election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code;

(e) any borrowing or grant of a Lien by the Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code;

(f) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of any Guarantied Party’s claim (or claims) for repayment of the Guaranteed Obligations ;

(g) any use of cash collateral under Section 363 of the Bankruptcy Code;

(h) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

(i) the avoidance of any Lien in favor of the Guarantied Parties or any of them for any reason;

(j) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Borrower, any Foreign Borrower, any Subsidiary Guarantor or any of the Borrower’s other Subsidiaries, including any discharge of, or bar or stay against collecting, any Obligation (or any part of them or interest thereon) in or as a result of any such proceeding;

(k) failure by any Guarantied Party to file or enforce a claim against the Borrower, any Foreign Borrower or its estate in any bankruptcy or insolvency case or proceeding;

(l) any action taken by any Guarantied Party if such action is authorized hereby;

(m) any election following the occurrence and during the continuance of an Event of Default by any Guarantied Party to proceed separately against the personal property Collateral in accordance with such Guarantied Party’s rights under the UCC or similar applicable foreign laws or, if the Collateral consists of both personal and real property, to proceed against such personal and real property in accordance with such Guarantied Party’s rights with respect to such real property; or

(n) any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Guaranteed Obligations.

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Section 6 Waivers

Each Subsidiary Guarantor hereby waives diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Guaranteed Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Borrower or any Foreign Borrower. Each Subsidiary Guarantor shall not, until the Guaranteed Obligations are irrevocably paid in full and the Commitments and the Foreign Loans have been terminated, assert any claim or counterclaim it may have against the Borrower or any Foreign Borrower or set off any of its obligations to the Borrower or any Foreign Borrower against any obligations of the Borrower or any Foreign Borrower to it. In connection with the foregoing, each Subsidiary Guarantor covenants that its obligations hereunder shall not be discharged, except by complete performance.

Section 7 Reliance

Each Subsidiary Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and the Foreign Borrowers and any endorser and other guarantor of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Subsidiary Guarantor hereby agrees that no Guarantied Party shall have any duty to advise any Subsidiary Guarantor of information known to it regarding such condition or any such circumstances. In the event any Guarantied Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Subsidiary Guarantor, such Guarantied Party shall be under no obligation (a) to undertake any investigation not a part of its regular business routine, (b) to disclose any information that such Guarantied Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) to make any other or future disclosures of such information or any other information to any Subsidiary Guarantor.

Section 8 Waiver of Subrogation and Contribution Rights

Until the Guaranteed Obligations have been irrevocably paid in full and the Commitments under the Loan Documents and the Foreign Loans have been terminated, the Subsidiary Guarantors shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Guarantied Parties or any part of them against the Borrower or any Foreign Borrower or any right of reimbursement or contribution or similar right against the Borrower or any Foreign Borrower by reason of this Agreement or by any payment made by any Subsidiary Guarantor in respect of the Guaranteed Obligations.

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Section 9 Subordination

Each Subsidiary Guarantor hereby agrees that any Indebtedness of the Borrower and the Foreign Borrowers now or hereafter owing to any Subsidiary Guarantor, whether heretofore, now or hereafter created (the “Subsidiary Guarantor Subordinated Debt”), is hereby subordinated to all of the Guaranteed Obligations and that, except as permitted under Section 8.6 (Prepayment and Cancellation of Indebtedness) of the Credit Agreement, the Subsidiary Guarantor Subordinated Debt shall not be paid in whole or in part until the Guaranteed Obligations have been paid in full and this Guaranty is terminated and of no further force or effect. No Subsidiary Guarantor shall accept any payment of or on account of any Subsidiary Guarantor Subordinated Debt at any time in contravention of the foregoing. Upon the occurrence and during the continuance of an Event of Default, each Subsidiary Guarantor shall pay to the Administrative Agent any payment of all or any part of the Subsidiary Guarantor Subordinated Debt and any amount so paid to the Administrative Agent shall be applied to payment of the Guaranteed Obligations as provided in Section 2.13(f) (Payments and Computations) of the Credit Agreement or in the applicable Foreign Loan Document. Each payment on the Subsidiary Guarantor Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by such Subsidiary Guarantor as trustee for the Guarantied Parties and shall be paid over to the Administrative Agent immediately on account of the Guaranteed Obligations, but without otherwise affecting in any manner such Subsidiary Guarantor’s liability hereof. Each Subsidiary Guarantor agrees to file all claims against the Borrower or any Foreign Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Subsidiary Guarantor Subordinated Debt, and the Administrative Agent shall be entitled to all of such Subsidiary Guarantor’s rights thereunder. If for any reason a Subsidiary Guarantor fails to file such claim at least ten Business Days prior to the last date on which such claim should be filed, such Subsidiary Guarantor hereby irrevocably appoints the Administrative Agent as its true and lawful attorney-in-fact and is hereby authorized to act as attorney-in-fact in such Subsidiary Guarantor’s name to file such claim or, in the Administrative Agent’s discretion, to assign such claim to and cause proof of claim to be filed in the name of the Administrative Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Administrative Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Subsidiary Guarantor hereby assigns to the Administrative Agent all of such Subsidiary Guarantor’s rights to any payments or distributions to which such Subsidiary Guarantor otherwise would be entitled. If the amount so paid is greater than such Subsidiary Guarantor’s liability hereunder, the Administrative Agent shall promptly pay the excess amount to the party entitled thereto. In addition, each Subsidiary Guarantor hereby irrevocably appoints the Administrative Agent as its attorney-in-fact to exercise all of such Subsidiary Guarantor’s voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of the Borrower and the Foreign Borrowers.

Section 10 Default; Remedies

The obligations of each Subsidiary Guarantor hereunder are independent of and separate from the Guaranteed Obligations. If any Obligation is not paid when due, or upon the occurrence and during the continuance of any Event of Default or upon the occurrence and during the continuance of any default by the Borrower or any Foreign Borrower as provided in any other instrument or document evidencing all or any part of the Guaranteed Obligations, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against any Subsidiary Guarantor to collect and recover the full amount or any portion of the Guaranteed Obligations then due, without first proceeding against the Borrower or any Foreign Borrower or any other guarantor of the Guaranteed Obligations, or against any Collateral under the Credit Documents or joining the Borrower or any Foreign Borrower or

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any other guarantor in any proceeding against any Subsidiary Guarantor. At any time after maturity of the Guaranteed Obligations, the Administrative Agent may (unless the Guaranteed Obligations have been irrevocably paid in full), without notice to any Subsidiary Guarantor and regardless of the acceptance of any Collateral for the payment thereof, appropriate and apply toward the payment of the Guaranteed Obligations (a) any indebtedness due or to become due from any Guarantied Party to such Subsidiary Guarantor and (b) any moneys, credits or other property belonging to such Subsidiary Guarantor at any time held by or coming into the possession of any Guarantied Party or any of its respective Affiliates.

Section 11 Irrevocability

This Guaranty shall be irrevocable as to the Guaranteed Obligations (or any part thereof) until the Commitments under the Loan Documents and the Foreign Loans have been terminated and all monetary Guaranteed Obligations then outstanding have been irrevocably repaid in cash, at which time this Guaranty shall automatically be cancelled. Upon such cancellation and at the written request of any Subsidiary Guarantor or its successors or assigns, and at the cost and expense of such Subsidiary Guarantor or its successors or assigns, the Administrative Agent shall execute in a timely manner a satisfaction of this Guaranty and such instruments, documents or agreements as are necessary or desirable to evidence the termination of this Guaranty.

Section 12 Setoff

Upon the occurrence and during the continuance of an Event of Default, each Guarantied Party and each Affiliate of a Guarantied Party may, without notice to any Subsidiary Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guaranteed Obligations (a) any indebtedness due or to become due from such Guarantied Party or Affiliate to such Subsidiary Guarantor and (b) any moneys, credits or other property belonging to such Subsidiary Guarantor, at any time held by, or coming into, the possession of such Guarantied Party or Affiliate.

Section 13 No Marshalling

Each Subsidiary Guarantor consents and agrees that no Guarantied Party or Person acting for or on behalf of any Guarantied Party shall be under any obligation to marshal any assets in favor of any Subsidiary Guarantor or against or in payment of any or all of the Guaranteed Obligations.

Section 14 Enforcement; Amendments; Waivers

No delay on the part of any Guarantied Party in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any other Credit Document or otherwise with respect to all or any part of the Guaranteed Obligations, the Collateral or any other guaranty of or security for all or any part of the Guaranteed Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any provision of this Guaranty shall be binding upon any Guarantied Party, except as expressly set forth in a writing duly signed and delivered by the party making such modification or waiver. Failure by any Guarantied Party at any time or times hereafter to require strict performance by the Borrower, any Foreign Borrowers, any Subsidiary Guarantor, any other guarantor of all or any part of the Guaranteed Obligations or any other Person of any provision, warranty, term or condition contained in any Credit Document now or at any time hereafter executed by any such Persons and delivered to any Guarantied Party shall not waive, affect or diminish any right of any Guarantied Party at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been

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waived by any act or knowledge of any Guarantied Party, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to the Borrower or applicable Foreign Borrower or such Subsidiary Guarantor, as applicable, specifying such waiver, and is signed by the party or parties necessary to give such waiver under the applicable Credit Document. No waiver of any Event of Default by any Guarantied Party shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by any Guarantied Party permitted hereunder shall in any way affect or impair any Guarantied Party’s rights and remedies or the obligations of any Subsidiary Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal or interest owing by the Borrower or a Foreign Borrower to a Guarantied Party shall be conclusive and binding on each Subsidiary Guarantor irrespective of whether such Subsidiary Guarantor was a party to the suit or action in which such determination was made.

Section 15 Successors and Assigns

This Guaranty shall be binding upon each Subsidiary Guarantor and upon the successors and assigns of such Subsidiary Guarantors and shall inure to the benefit of the Guarantied Parties and their respective successors and assigns; all references herein to the Borrower, to the Foreign Borrowers and to the Subsidiary Guarantors shall be deemed to include their respective successors and assigns. The successors and assigns of the Subsidiary Guarantors, the Foreign Borrowers and the Borrower shall include, without limitation, their respective receivers, trustees and debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

Section 16 Representations and Warranties; Covenants

Each Subsidiary Guarantor hereby (a) represents and warrants that the representations and warranties as to it made by the Borrower in Article IV (Representations and Warranties) of the Credit Agreement are true and correct on the date hereof and (b) agrees to take, or refrain from taking, as the case may be, each action necessary to be taken or not taken, as the case may be, so that no Default or Event of Default or event of default under any Foreign Loan Document is caused by the failure to take such action or to refrain from taking such action by such Subsidiary Guarantor.

Section 17 Governing Law

This Guaranty and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 18 Submission to Jurisdiction; Service of Process

(a) Any legal action or proceeding with respect to this Guaranty, and any other Credit Document, may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Subsidiary Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(b) Nothing contained in this Section 18 (Submission to Jurisdiction; Service of Process) shall affect the right of the Administrative Agent or any other Guarantied Party to serve process in any

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other manner permitted by law or commence legal proceedings or otherwise proceed against a Subsidiary Guarantor in any other jurisdiction.

(c) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars with such other currency at the spot rate of exchange quoted by the Administrative Agent at 11:00 a.m. (New York time) on the Business Day preceding that on which final judgment is given, for the purchase of Dollars, for delivery two Business Days thereafter.

Section 19 Certain Terms

The following rules of interpretation shall apply to this Guaranty: (a) the terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Guaranty as a whole and not to any particular Article, Section, subsection or clause in this Guaranty, (b) unless otherwise indicated, references herein to an Exhibit, Article, Section, subsection or clause refer to the appropriate Exhibit to, or Article, Section, subsection or clause in this Guaranty and (c) the term “including” means “including without limitation” except when used in the computation of time periods.

Section 20 Waiver of Jury Trial

EACH OF THE ADMINISTRATIVE AGENT AND EACH SUBSIDIARY GUARANTOR IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AND ANY OTHER CREDIT DOCUMENT.

Section 21 Notices

Any notice or other communication herein required or permitted shall be given, in the case of the Borrower or any Guarantied Party, as provided in Section 11.8 (Notices, Etc.) of the Credit Agreement or to such party at the address listed for such party in the applicable Foreign Loan Document or the Astaris Agreement, as applicable, and, in the case of any Subsidiary Guarantor, to such Subsidiary Guarantor in care of the Borrower.

Section 22 Severability

Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

Section 23 Additional Subsidiary Guarantors

Each of the Subsidiary Guarantors agrees that, if, pursuant to Section 7.11(b) (Additional Collateral and Guaranties) of the Credit Agreement, the Borrower shall be required to cause any Subsidiary that is not a Subsidiary Guarantor to become a Subsidiary Guarantor hereunder, or if for any reason the Borrower desires any such Subsidiary to become a Subsidiary Guarantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Guaranty Supplement in substantially the form of Exhibit A (Guaranty Supplement) attached hereto and shall thereafter for all purposes be a

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party hereto and have the same rights, benefits and obligations as a Subsidiary Guarantor party hereto on the Closing Date.

Section 24 Collateral

Each Subsidiary Guarantor hereby acknowledges and agrees that its obligations under this Guaranty are secured pursuant to the terms and provisions of the Collateral Documents executed by it in favor of the Administrative Agent, for the benefit of the Secured Parties, and covenants that it shall not grant any Lien with respect to its Property in favor, or for the benefit, of any Person other than as permitted by the Credit Agreement.

Section 25 Costs and Expenses

Each Subsidiary Guarantor agrees to pay or reimburse the Administrative Agent and each of the other Guarantied Parties upon demand for all out-of-pocket costs and expenses, including reasonable attorneys’ fees (including allocated costs of internal counsel and costs of settlement), incurred by the Administrative Agent and such other Guarantied Parties in enforcing this Guaranty or any security therefor or exercising or enforcing any other right or remedy available in connection herewith or therewith.

Section 26 Waiver of Consequential Damages

EACH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGE IN ANY LEGAL ACTION OR PROCEEDING IN RESPECT OF THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT.

Section 27 Entire Agreement

This Guaranty, taken together with all of the other Credit Documents executed and delivered by the Subsidiary Guarantors, represents the entire agreement and understanding of the parties hereto and supersedes all prior understandings, written and oral, relating to the subject matter hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Guaranty has been duly executed by the Subsidiary Guarantors as of the day and year first set forth above.

Subsidiary Guarantors:

INTERMOUNTAIN RESEARCH AND DEVELOPMENT CORPORATION

By:	/s/ Thomas C. Deas, Jr.

Name: Thomas C. Deas, Jr.
Title: Authorized Signatory

FMC ASIA-PACIFIC, INC.

By:	/s/ Thomas C. Deas, Jr.

Name: Thomas C. Deas, Jr.
Title: Authorized Signatory

FMC OVERSEAS, LTD.

By:	/s/ Thomas C. Deas, Jr.

Name: Thomas C. Deas, Jr.
Title: Authorized Signatory

FMC FUNDING CORPORATION

By:	/s/ Thomas C. Deas, Jr.

Name: Thomas C. Deas, Jr.
Title: Authorized Signatory

FMC WFC I, INC.

By:	/s/ Thomas C. Deas, Jr.

Name: Thomas C. Deas, Jr.
Title: Authorized Signatory

FMC WFC II, INC.

By:	/s/ Thomas C. Deas. Jr.

Name: Thomas C. Deas, Jr.
Title: Authorized Signatory

FMC DEFENSE CORP.

By:	/s/ Thomas C. Deas, Jr.

Name: Thomas C. Deas, Jr.
Title: Authorized Signatory

[SIGNATURE PAGE TO U.S. SUBSIDIARY GUARANTY OF FMC CORPORATION’S CREDIT AGREEMENT]

U.S. SUBSIDIARY GUARANTY

FMC CORPORATION

FMC PROPERTIES LLC

By:	/s/ Thomas C. Deas, Jr.

Name: Thomas C. Deas, Jr.
Title: Authorized Signatory

FMC DEFENSE NL, LLC

By:	/s/ Thomas C. Deas, Jr.

Name: Thomas C. Deas, Jr.
Title: Authorized Signatory

FMC WFC I NL, LLC

By:	/s/ Thomas C. Deas, Jr.

Name: Thomas C. Deas, Jr.
Title: Authorized Signatory

FMC IDAHO LLC

By:	/s/ Thomas C. Deas, Jr.

Name: Thomas C. Deas, Jr.
Title: Authorized Signatory

ACKNOWLEDGED AND AGREED as of the date first above written:

CITICORP USA, INC. as Administrative Agent

By:	/s/ Carolyn A. Sheridan

Name: Carolyn A. Sheridan
Title: Managing Director & Vice President

[SIGNATURE PAGE TO U.S. SUBSIDIARY GUARANTY OF FMC CORPORATION’S CREDIT AGREEMENT]

EXHIBIT A

TO

U.S. SUBSIDIARY GUARANTY

FORM OF GUARANTY SUPPLEMENT

The undersigned hereby agrees to be bound as a Subsidiary Guarantor for purposes of the U.S. Subsidiary Guaranty, dated as of October 21, 2002 (the “Guaranty”), among Citicorp USA, Inc. and certain Subsidiaries of FMC Corporation listed on the signature pages thereof and acknowledged by Citicorp USA, Inc., as Administrative Agent, and the undersigned hereby acknowledges receipt of a copy of the Guaranty. The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 16 (Representations and Warranties; Covenants) of the Guaranty applicable to it is true and correct on and as the date hereof as if made on and as of such date. Capitalized terms used herein but not defined herein are used with the meanings given them in the Guaranty.

IN WITNESS WHEREOF, the undersigned has caused this Guaranty Supplement to be duly executed and delivered as of                      ,              .

[NAME OF SUBSIDIARY GUARANTOR]

By:

Name:
Title:

ACKNOWLEDGED AND AGREED as of the date first above written:

CITICORP USA, INC. as Administrative Agent

By:

Name:
Title: